EXHIBIT NO. 23.0:  CONSENT OF EXPERTS AND COUNSEL

Exhibit 23.02







                CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTS
                ------------------------------------------------


U.S. Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549

Re: Consent to be named in the Form SB-2 Registration Statement of Cryocon, Inc. a Colorado Corporation, (the
         "Registrant"), to be filed on or about April 11, 2001.


Ladies and Gentlemen:

We hereby consent to the use of our name as experts in such Registration Statement.

Yours very sincerely,

         /s/
HJ & Associates, LLC



                                       66